Exhibit 99.2
December 13, 2021

NOTICE OF REDEMPTION OF ALL OUTSTANDING
PUBLIC WARRANTS (CUSIP 77936F111) AND PRIVATE WARRANTS
Dear Warrant Holder,
Rover Group, Inc. (the “Company”) hereby gives notice that it is redeeming, at 5:00 p.m. New York City time on January 12, 2022 (the “Redemption Date”), all of the Company’s outstanding warrants (the “Public Warrants”) to purchase shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), that were issued under the Warrant Agreement, dated December 8, 2020, by and between the Company (f/k/a Nebula Caravel Acquisition Corp. (“Caravel”)) and American Stock Transfer & Trust Company, LLC, as warrant agent (the “Warrant Agent”), as amended by the First Amendment to Warrant Agreement, dated December 10, 2021, by and between the Company and the Warrant Agent (as amended, the “Warrant Agreement”), as part of the units sold in Caravel’s initial public offering (the “IPO”) for a redemption price of $0.10 per Public Warrant (the “Redemption Price”). In addition, the Company will redeem all of its outstanding warrants to purchase shares of Class A Common Stock that were issued under the Warrant Agreement in a private placement simultaneously with the IPO (the “Private Warrants” and, together with the Public Warrants, the “Warrants”) on the same terms as the outstanding Public Warrants.
Under the terms of the Warrant Agreement, the Company is entitled to redeem all of the outstanding Public Warrants at the Redemption Price if the last reported sales price of the Class A Common Stock equals or exceeds $10.00 per share on the trading day prior to the date on which this notice of redemption (this “Redemption Notice”) is sent to the registered holders of the Warrants, and if the last reported sales price of the Class A Common Stock for any 20 trading days within the 30-day trading period ending on the third trading day prior to the date on which this Redemption Notice is sent to the registered holders of the Warrants (the “Reference Value”) is less than $18.00 per share, the Private Warrants are also concurrently called for redemption on the same terms as the outstanding Public Warrants. At the direction of the Company, the Warrant Agent is delivering this Redemption Notice to each of the registered holders of the outstanding Warrants.
The Warrants may be exercised on a cashless basis by the holders thereof until 5:00 p.m. New York City time on the Redemption Date to acquire fully paid and non-assessable shares of Class A Common Stock underlying such Warrants. Payment upon exercise of the Warrants may be made on a “cashless basis” in which the exercising holder will receive a number of shares of Class A Common Stock to be determined in accordance with the terms of the Warrant Agreement and based on the Redemption Date and the volume weighted average price of the Class A Common Stock during the 10 trading days immediately following the date on which this Redemption Notice is sent to the registered holders of the Warrants (the “Redemption Fair Market Value”). The Company will provide holders notice of the Redemption Fair Market Value no later than 1 business day after such 10-trading day period ends. In no event will the number of shares of Class A Common Stock issued in connection with an exercise on a cashless basis exceed 0.361 shares of Class A Common Stock per Warrant. If any holder of Warrants would, after taking into account all of such holder’s Warrants exercised at one time, be entitled to receive a fractional interest in a share of Class A Common Stock, the number of shares the holder will be entitled to receive will be rounded down to the nearest whole number of shares. Warrant holders may no longer exercise Warrants and receive Class A Common Stock in exchange for payment in cash of the $11.50 per Warrant exercise price.
The Public Warrants and the Class A Common Stock are listed on the Nasdaq Global Select Market (“Nasdaq”) under the symbols “ROVRW” and “ROVR,” respectively. On December 10, 2021, the closing price of the Public Warrants was $3.03 and the closing price of the Class A Common Stock was $10.51. At 5:00 p.m. New York City time on the Redemption Date, the Public Warrants will cease trading on Nasdaq.
TERMS OF REDEMPTION; CESSATION OF RIGHTS
The rights of the Warrant holders to exercise their Warrants will terminate immediately prior to 5:00 p.m. New York City time on the Redemption Date. At 5:00 p.m. New York City time on the Redemption Date and thereafter, holders of unexercised Warrants will have no rights with respect to those Warrants, except to receive the Redemption Price or as otherwise described in this Redemption Notice for holders who hold their Warrants in “street name.” We encourage you to consult with your broker, financial advisor and/or tax advisor to consider whether or not to exercise your Warrants.

Exhibit 99.2
The Company is exercising this right to redeem the Warrants pursuant to Section 6.5 of the Warrant Agreement. Pursuant to Section 6.5 of the Warrant Agreement, the Company has the right to redeem all of the outstanding Public Warrants if the last reported sales price of the Class A Common Stock equals or exceeds $10.00 per share on the trading day prior to the date on which this Redemption Notice is sent to the registered holders of the Warrants, and if the Reference Value is less than $18.00 per share, the Private Warrants are also concurrently called for redemption on the same terms as the outstanding Public Warrants.
The last reported sales price of the Class A Common Stock was (i) $10.51 on December 10, 2021, the trading day prior to the date on which this Redemption Notice is sent to the registered holders of the Warrants, and (ii) less than $18.00 per share on each of 20 trading days within the 30-day trading period ending on December 8, 2021 (which is the third trading day prior to the sending of this Redemption Notice).
EXERCISE PROCEDURE
Warrant holders have until 5:00 p.m. New York City time on the Redemption Date to exercise their Warrants to purchase Class A Common Stock. Payment upon exercise of the Warrants may be made on a “cashless basis” in which the exercising holder will receive a number of shares of Class A Common Stock to be determined in accordance with the terms of the Warrant Agreement and based on the Redemption Date and the Redemption Fair Market Value. The Company will provide holders notice of the Redemption Fair Market Value no later than 1 business day after the 10-trading day period used to determine the Redemption Fair Market Value ends. In no event will the Warrants be exercisable in connection with this redemption feature for more than 0.361 shares of Class A Common Stock per Warrant. If any holder of Warrants would, after taking into account all of such holder’s Warrants exercised at one time, be entitled to receive a fractional interest in a share of Class A Common Stock, the number of shares the holder will be entitled to receive will be rounded down to the nearest whole number of shares. Warrant holders may no longer exercise Warrants and receive Class A common stock in exchange for payment in cash of the $11.50 per warrant exercise price.
Those who hold their Warrants in “street name” should immediately contact their broker to determine their broker’s procedure for exercising their Warrants.
Persons who are holders of record of their Warrants may exercise their Warrants by sending (1) the warrant certificate representing the Warrants being exercised (a “Warrant Certificate”), and (2) a fully and properly completed “Election to Purchase” (a form of which is attached hereto as Annex A), duly executed and indicating, among other things, the number of Warrants being exercised on a cashless basis to the Warrant Agent at:
American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
Telephone: (800) 937-5449 or (718) 921-8124
Email: ReorgWarrants@astfinancial.com

The method of delivery of the Warrants is at the option and risk of the holder, but if mail is used, registered mail properly insured is suggested.
The Warrant Certificate and the fully and properly completed Election to Purchase must be received by American Stock Transfer & Trust Company prior to 5:00 p.m. New York City time on the Redemption Date. Subject to the following paragraph, any failure to deliver the Warrant Certificate and a fully and properly completed Election to Purchase before such time will result in such holder’s Warrants being redeemed and not exercised.
WARRANTS HELD IN STREET NAME
For holders of Warrants who hold their warrants in “street name,” broker-dealers shall have 3 business days from the Redemption Date, or until 5:00 p.m. New York City time on January 18, 2022, to deliver the Warrants to the Warrant Agent provided that a Notice of Guaranteed Delivery is received by the Warrant Agent prior to 5:00 p.m. New York City time on the Redemption Date. Any such Warrant received without the Election to Purchase or the Notice of Guaranteed Delivery having been duly executed and fully and properly completed will be deemed to have been delivered for redemption at the Redemption Price (at $0.10 per Warrant), and not for exercise.

Exhibit 99.2
PROSPECTUS
A prospectus covering the Class A Common Stock issuable upon the exercise of the Warrants is included in a registration statement (Registration No. 333-259519) initially filed with the Securities and Exchange Commission (the “SEC”) on September 14, 2020 and originally declared effective by the SEC on September 23, 2021. The SEC maintains an Internet website that contains a copy of this prospectus. The address of that site is www.sec.gov. Alternatively, you can obtain a copy of the prospectus from the Company’s investor relations website at https://investors.rover.com.
REDEMPTION PROCEDURE
Payment of the Redemption Price will be made by the Company upon presentation and surrender of a Warrant for payment after 5:00 p.m. New York City time on the Redemption Date. Those who hold their shares in “street name” should contact their broker to determine their broker’s procedure for redeeming their Warrants.
Under United States federal income tax laws, the Warrant Agent may be required to withhold 24% of the Redemption Price unless such holder has furnished a valid taxpayer identification number and certification that the number supplied is correct or has otherwise established that such holder is not subject to backup withholding. Holders of the Warrants who wish to avoid backup withholding should submit either a completed IRS Form W-9 (use only if the holder is a U.S. person, including a resident alien), or the appropriate IRS Form W-8 (use only if the holder is neither a U.S. person nor a resident alien), when providing the Election to Purchase, if the holder has not already provided such documentation to the Warrant Agent. See: IRS Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities. Publication 515, IRS Form W-9 and IRS Form W-8 forms and corresponding instructions are available through the IRS website at www.irs.gov. Holders should consult their own tax advisors regarding such IRS Forms and the United States federal, state and local and non-United States tax consequences of redemption of the Warrants.

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Any questions you may have about redemption and exercising your Warrants may be directed to the Warrant Agent at its address and telephone number set forth above.
Sincerely,
Rover Group, Inc.
/s/ Tracy Knox
Tracy Knox
Chief Financial Officer

Exhibit 99.2
Annex A
ROVER GROUP, INC.
Election to Purchase
(To be Executed Upon Exercise of Warrant)
COMPLETE THE CORRESPONDING PARAGRAPH

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, through the cashless exercise provisions of the Warrant Agreement, to exercise its Warrant (as defined below) pursuant to a Make-Whole Exercise (as defined in the Warrant Agreement) to receive the number of shares of Class A common stock, par value $0.0001 per share (“Class A Common Stock”), of Rover Group, Inc. (the “Company”) that this Warrant is exercisable for, as determined in accordance with Section 6.5 of the Warrant Agreement. If said number of shares of Class A Common Stock is less than all of the shares of Class A Common Stock purchasable hereunder (after giving effect to the cashless exercise), the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares of Class A Common Stock be registered in the name of ________________, whose address is ___________, and that such Warrant Certificate be delivered to ____________, whose address is ______________.

The warrants to purchase shares of Class A Common Stock (each, a “Warrant”) have been called for redemption by the Company pursuant to Section 6.5 of the Warrant Agreement, dated December 8, 2020, by and between the Company (f/k/a Nebula Caravel Acquisition Corp.) and American Stock Transfer & Trust Company, LLC (“AST”), as warrant agent, as amended by the First Amendment to Warrant Agreement, dated December 10, 2021, by and between the Company and AST (as amended, the “Warrant Agreement”). Any Warrants that remain unexercised at 5:00 p.m. New York City time on the redemption date will be void and no longer exercisable, and the holders of those Warrants will be entitled to receive only the redemption price of $0.10 per Warrant.

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Exhibit 99.2
Date:                      , 202__

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(Signature)

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(Address)

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(Tax Identification Number)

Signature Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO SEC RULE 17Ad-15 (OR ANY SUCCESSOR RULE) UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED).